                                                                     EXHIBIT 1.1


                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1998-B

                      Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                       Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes



                             UNDERWRITING AGREEMENT
                             ----------------------

CREDIT SUISSE FIRST BOSTON CORPORATION
  As Representative of the Underwriters
Eleven Madison Avenue
New York, New York  10010                         May  19, 1998

Dear Sirs:

          AmeriCredit Financial Services, Inc., a corporation organized and existing under the laws of Delaware (the "Sponsor"), and AFS Funding Corp., a
                                          -------
corporation organized and existing under the laws of Nevada (the "Seller") (the
                                                                  ------
Sponsor and the Seller, collectively, the "Companies"), agree with you as
                                           ---------
follows:


          Section 1.  Issuance and Sale of Notes.  The Sponsor has authorized
                      --------------------------
the issuance and sale of $116,000,000 Class A-1 5.629% Asset Backed Notes, $174,000,000 Class A-2 Floating Rate Asset Backed Notes, $77,000,000 Class A-3 Floating Rate Asset Backed Notes, $108,000,000 Class A-4 6.06% Asset Backed Notes, $50,000,000 and Class A-5 6.12% Asset Backed Notes (collectively, the "Notes"). The Notes are to be issued by AmeriCredit Automobile Receivables
------
Trust 1998-B (the "Trust") pursuant to an Indenture, to be dated as of May 11,
                   -----
1998 (the "Indenture"), between the Trust and  Bank One, N.A., a national
           ---------
banking association, as indenture trustee (the "Trustee") and as trust
                                                -------
collateral agent. In addition to the Notes, the Trust will also issue an Asset Backed Certificate (the "Certificate") (the Notes and the Certificate,
                         -----------
collectively, the "Securities") pursuant to a Trust Agreement, to be dated as of
                   ----------
May 11, 1998, between the Seller and Bankers Trust (Delaware), as owner trustee (the "Owner Trustee"). The assets of the Trust will initially include a pool of
      -------------
retail installment sale contracts secured by new or used automobiles, light duty trucks and vans (the "Initial Receivables") and certain monies due thereunder on
                      -------------------
or after May 11, 1998 (the "Initial Cutoff Date").  Additional retail
                            -------------------
installment sale contracts secured by new or used automobiles, light duty trucks and vans (the "Subsequent Receivables") and certain monies due thereunder on or
               ----------------------
after the applicable Subsequent Cutoff Date are intended to be purchased by the Trust from the Seller from time to time on or before the end of the Funding Period, from funds available under the Pre-Funded Amount. The Initial

Receivables and the Subsequent Receivables are hereinafter referred to as the "Receivables."
 -----------

          The Notes will have the benefit of a note insurance policy (the "Note
                                                                           ----
Insurance Policy"), issued by Financial Security Assurance Inc., a monoline
----------------
insurance corporation organized under the laws of New York (the "Note Insurer").
                                                                 ------------

          In connection with the issuance of the Note Insurance Policy (i) the Companies, CP Funding Corp. ("CP Funding"), the Trust and the Note Insurer will execute and deliver an Insurance Agreement dated as of May 11, 1998 (the "Insurance Agreement") and (ii) the Seller, the Underwriters and the Note
--------------------
Insurer will execute and deliver an Indemnification Agreement dated as of May 11, 1998 (the "Indemnification Agreement").
               -------------------------

          As used herein, the term "Sponsor Agreements" means the Sale and
                                    ------------------
Servicing Agreement dated as of May 11, 1998 among the Trust, the Sponsor, as servicer, the Seller and Bank One, N.A., a national banking association, as trust collateral agent (the "Sale and Servicing Agreement"), the Purchase
                             ----------------------------
Agreement between the Sponsor, CP Funding and the Seller dated as of May 11, 1998 (the "Purchase Agreement"), the Insurance Agreement, the Indemnification
           ------------------
Agreement and this Agreement; the term "Seller Agreements" means the Sale and
                                        -----------------
Servicing Agreement, the Purchase Agreement, the Trust Agreement, the Insurance Agreement, the Indemnification Agreement and this Agreement.

          The Notes are being purchased by the Underwriters named in Schedule 1 hereto, and the Underwriters are purchasing, severally, only the Notes set forth opposite their names in Schedule 1, except that the amounts purchased by the Underwriters may change in accordance with Section 10 of this Agreement. Credit Suisse First Boston Corporation is acting as representative of the Underwriters and in such capacity, is hereinafter referred to as the "Representative."

          The offering of the Notes will be made by the Underwriters and the Companies understand that the Underwriters propose to make a public offering of the Notes for settlement on May [28], 1998, as the Underwriters deem advisable.

          The Certificate will be retained by the Seller.

          Defined terms used herein shall have their respective meanings as set forth in the Sale and Servicing Agreement.

          Section 2.  Representations and Warranties.    The Sponsor represents,
                      ------------------------------
warrants and agrees with the Underwriters, that:

          (i) A Registration Statement on Form S-3 (No. 333-36365) has (a) been prepared by the Sponsor on such Form in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and
                                         ---------------
regulations (the "Rules and Regulations") of the United States Securities and
                  ---------------------
Exchange Commission (the "Commission") thereunder, (b) been filed with the
                          ----------
Commission and

 (c) been declared effective by the Commission, and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or threatened, by the Commission. Copies of such Registration Statement have been delivered by the Sponsor to the Underwriters. There are no contracts or documents of the Sponsor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          As used herein, the term "Effective Date" means the date on and time
                                    --------------
at which the Registration Statement became effective, or the date on and the time at which the most recent post-effective amendment to such Registration Statement, if any, was declared effective by the Commission. The term "Registration Statement" means (i) the registration statement referred to in the preceding paragraph, including the exhibits thereto, (ii) all documents incorporated by reference therein pursuant to Item 12 of Form S-3 and (iii) any post-effective amendment filed and declared effective prior to the date of issuance of the Notes. The term "Base Prospectus" means the prospectus included
                                  ---------------
in the Registration Statement.  The term "Prospectus Supplement" means the
                                          ---------------------
prospectus supplement dated the date hereof, specifically relating to the Notes, as filed with the Commission pursuant to Rule 424 of the Rules and Regulations (the "Prospectus Supplement"). The term "Sponsor Offering Materials" means,
      ---------------------               --------------------------
collectively, the Registration Statement, the Base Prospectus and the Prospectus Supplement except for (x) the information set forth under the caption "The Insurer" and (y) the Underwriter Information. The term "Seller Offering
                                                         ---------------
Materials" means the Prospectus Supplement except for (x) the information set
---------
forth under the caption "The Insurer" and (y) the Underwriter Information.  The
                         -----------
term "Underwriter Information" means the information set forth under the caption
      -----------------------
"Underwriting" in the Prospectus Supplement and any information in the Prospectus Supplement relating to any potential market-making, over-allotment or price stabilization activities of the Underwriters. The term "Prospectus"
                                                               ----------
means, together, the Base Prospectus and the Prospectus Supplement.

          To the extent that either Underwriter (i) has provided to the Sponsor Collateral term sheets (as hereinafter defined) that such Underwriter has provided to a prospective investor, the Sponsor has filed such Collateral term sheets as an exhibit to a report on Form 8-K within two business days of its receipt thereof, or (ii) has provided to the Sponsor Structural term sheets or Computational Materials (each as defined below) that such Underwriter has provided to a prospective investor, the Sponsor will file or cause to be filed with the Commission a report on Form 8-K containing such Structural term sheet and Computational Materials, as soon as reasonably practicable after the date of this Agreement, but in any event, not later than the date on which the Prospectus is made available to the Underwriter in final form.

          (ii) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and

          Regulations. The Sponsor Offering Materials do not and will not, as of the Effective Date or filing date thereof and of any amendment thereto, as appropriate, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iii) The documents incorporated by reference in the Sponsor Offering Materials, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the Rules and Regulations of the
           ------------
          Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Sponsor Offering Materials, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iv) Since the respective dates as of which information is given in the Sponsor Offering Materials, or the Sponsor Offering Materials as amended and supplemented, (x) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders' equity, results of operations, regulatory situation or business prospects of the Sponsor and (y) the Sponsor has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Sponsor that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Notes, otherwise than as set forth or contemplated in the Sponsor Offering Materials, as so amended or supplemented.

                    (v) The Sponsor is not aware of (x) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Notes for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                    (vi) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Sponsor and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Sponsor Agreement and to cause the Securities to be issued.

                    (vii) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Sponsor is a party or of which any of its properties is the subject (i) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the business or financial condition of the Sponsor, (ii) asserting the invalidity of any Sponsor Agreement, in whole or in part or the Securities, (iii) seeking to prevent the issuance of the Securities or the consummation by the Companies of any of the transactions contemplated by any Sponsor Agreement, in whole or in
          part, or   (iv) which if determined adversely it is likely to
          materially and adversely affect the performance by the Sponsor of its obligations under, or the validity or enforceability of, any Sponsor Agreement, in whole or in part or the Securities.

                    (viii) Each Sponsor Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Sponsor and each Sponsor Agreement constitutes, a valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its respective terms, except to the extent that the enforceability hereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors' rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

                    (ix) The issuance and delivery of the Securities, and the execution, delivery and performance of each Sponsor Agreement and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Sponsor is a party, by which the Sponsor may be bound or to which any of the property or assets of the Sponsor or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Sponsor or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor or any of its respective properties or assets.

                    (x) Coopers & Lybrand L.L.P. is an independent public accountant with respect to the Sponsor as required by the Securities Act and the Rules and Regulations.

                    (xi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Notes, or the consummation by the Sponsor of the other transactions contemplated by this Agreement, except the registration under the Securities Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

                    (xii) The Sponsor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Sponsor Offering Materials (or is exempt therefrom) and the Sponsor has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

                    (xiii) The Sponsor will not conduct its operations while any of the Securities are outstanding in a manner that would require the Sponsor or the Trust to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"),
                                                                     --------
          as in effect on the date hereof.

                    (xiv) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Sponsor Agreement, the Note Insurance Policy and the Securities that are required to be paid by the Sponsor at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

                    (xv) At the Closing Date, each of the representations and warranties of the Sponsor set forth in any Sponsor Agreement will be true and correct in all material respects.

                    (xvi) Any certificate signed by an officer of the Sponsor and delivered to the Representative or the Representative's counsel in connection with an offering of the Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2A are made.

                    B. The Seller represents, warrants and agrees with the Underwriters, that:

                    (i) The Seller Offering Materials do not and will not, as of the applicable filing date therefor and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

                    (ii) The documents incorporated by reference in the Seller Offering Materials, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Seller Offering Materials, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iii) Since the respective dates as of which information is given in the Seller Offering Materials, (x) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders' equity, results of operations, regulatory situation or business prospects of the Seller and (y) the Seller has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Seller that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Securities, otherwise than as set forth or contemplated in the Seller Offering Materials, as so amended or supplemented.

                    (iv) The Seller is not aware of (x) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Notes for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                    (v) The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Seller and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Seller Agreement.

                    (vi) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject (i) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the business or financial condition of the Seller, (ii) asserting the invalidity of any Seller Agreement in whole or in part,
          (iii) seeking to prevent the issuance of the Securities or the consummation by the Seller of any of the transactions contemplated by any Seller Agreement in whole or in part, or (iv) which if determined adversely it is likely to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, any Seller Agreement in whole or in part or the Securities.

                    (vii) Each Seller Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Seller and each

          Seller Agreement constitutes, a valid and binding agreement of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that the enforceability hereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors' rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

                    (viii) The execution, delivery and performance of each Seller Agreement by the Seller and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Seller is a party, by which the Seller may be bound or to which any of the property or assets of the Seller or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Seller or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of their respective properties or assets.

                    (ix) Coopers & Lybrand, L.L.P. is an independent public accountant with respect to the Seller as required by the Securities Act and the Rules and Regulations.

                    (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Notes, or the consummation by the Seller of the transactions contemplated by each Seller Agreement except the registration under the Securities Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

                    (xi) The Seller possesses all material licenses, certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Seller Offering Materials (or each is exempt therefrom) and the Seller has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

                    (xii) (a) Following the conveyance of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Trust will own the Receivables free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens") other than Liens created by the Sale and
                          -----
          Servicing Agreement, and (b) the Seller will have the power and authority to sell such Receivables to the Trust.

                    (xiii) As of the Cut-off Date, each of the Receivables will meet the eligibility criteria described in the Prospectus.

                    (xiv) Neither the Seller nor the Trust created by the Trust Agreement will conduct their operations while any of the Securities are outstanding in a manner that would require the Seller or the Trust to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"), as in effect on the
                                                --------
          date hereof.

                    (xv) Each of the Securities, the Sale and Servicing Agreement, the Purchase Agreement, the Trust Agreement, the Indemnification Agreement and the Note Insurance Policy conforms in all material respects to the descriptions thereof contained in the Prospectus.

                    (xvi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Seller Agreement, the Note Insurance Policy and the Securities that are required to be paid by either the Seller at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

                    (xvii) At the Closing Date, each of the representations and warranties of the Seller set forth in any Seller Agreement will be true and correct in all material respects.

                    (xviii) The direction by the Seller to the Owner Trustee to execute, authenticate, issue and deliver the Certificate will be duly authorized by the Seller and, assuming the Owner Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Owner Trustee in accordance with the Trust Agreement, the Certificate will be validly issued and outstanding and will be entitled to the benefits of the Trust Agreement.

          Any certificate signed by an officer of the Seller and delivered to the Representative or the Representative's counsel in connection with an offering of the Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2B are made.

          Section 3.  Purchase and Sale.  The Underwriters' commitment to
                      -----------------
purchase the Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties of the Sponsor and of the Seller herein contained and shall be subject to the terms and conditions herein set forth. The Sponsor agrees to instruct the Trust to issue the Notes to the Underwriters, and the Underwriters agree to purchase on the date of issuance thereof. The purchase prices for the Notes shall be as set forth on Schedule 1 hereto.

          Section 4.  Delivery and Payment.  Payment of the purchase price for,
                      --------------------
and delivery of, any Notes to be purchased by the Underwriters shall be made at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York, or at such other place as shall be agreed upon by the Representative and the Companies, at

10:00 a.m. New York City time on May [28], 1998 (the "Closing Date"), or at such
                                                      ------------
other time or date as shall be agreed upon in writing by the Representative and the Companies. Payment shall be made by wire transfer of same day funds payable to the account designated by the Sponsor. Each of the Notes so to be delivered shall be represented by one or more global certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company.

          The Companies agree to have the Notes available for inspection, checking and packaging by the Representative in New York, New York, not later than 12:00 P.M. New York City time on the business day prior to the Closing Date.

          Section 5.  Offering by Underwriters.  It is understood that the
                      ------------------------
Underwriters propose to offer the Notes for sale to the public as set forth in the Prospectus.

          Section 6.  Covenants of the Seller.  Each of the Sponsor and the
                      -----------------------
Seller covenants with the Underwriters as follows:

          A. To cause to be prepared a Prospectus in a form approved by the Underwriters, to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time period prescribed by Rule 424(b) and to provide the Underwriters with evidence satisfactory to the Underwriters of such timely filing; to cause to be made no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the 91st day following the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the 91st day following the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the 91st day following the Closing Date and to furnish the Underwriters with copies thereof; to file promptly all reports and any global proxy or information statements required to be filed by the Sponsor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, until the 91st day following the Closing Date; to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Notes for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Sponsor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

          B. To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          C. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time in connection with the offering or sale of the Notes and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Sponsor shall notify the Underwriters and, upon the Underwriters' request based upon the advice of counsel, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance.

          D. To cause to be filed promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Seller or the Underwriters, be required by the Securities Act or requested by the Commission. Neither the Underwriters' consent to nor their delivery of any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

          E. To cause to be furnished to the Underwriters and counsel for the Underwriters, prior to filing with the Commission, and to obtain the consent of the Underwriters, which consent will not unreasonably be withheld, for the filing of the following documents relating to the Notes: (i) any amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

          F. To use its best efforts, in cooperating with the Sponsor and the Underwriters, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Notes. The Seller will cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been so qualified.

          G. The Seller will not, without the prior written consent of the Representative, contract to sell any automobile receivables-backed certificates, automobile receivables-backed notes or other similar securities either directly or indirectly (as through the Sponsor) for a period of five (5) business days after the later of the termination of the syndicate or the Closing Date.

          H. So long as the Notes shall be outstanding, the Seller shall deliver to the Underwriters as soon as such statements are furnished to the
Trustee: (i) the annual statement as to compliance of the Servicer delivered to the Trustee pursuant to Section 4.10(a) of the Sale and Servicing Agreement;
(ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 4.11(a) of the Sale and Servicing Agreement with respect to the Servicer; and (iii) the monthly reports furnished to the Noteholders pursuant to Section 5.9 of the Sale and Servicing Agreement.

          I. So long as any of the Notes are outstanding, the Seller will furnish to the Underwriters (i) as soon as practicable after the end of the fiscal year of the Trust all documents required to be distributed to Noteholders and other filings with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder with respect to any securities issued by the Sponsor or the Seller that are (A) non-structured equity or debt offering of the Sponsor or the Seller or (B) the Notes and (ii) from time to time, any other information concerning the Sponsor or the Seller filed with any government or regulatory authority which is otherwise publicly available, as the Underwriters shall reasonably request in writing.

          J. To apply the net proceeds from the sale of the Notes in the manner set forth in the Prospectus.

          K. If, between the date hereof or, if earlier, the dates as of which information is given in the Prospectus and the Closing Date, to the knowledge of the Seller, there shall have been any material change, or any development involving a prospective material change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Sponsor or the Seller, the Seller will give prompt written notice thereof to the Underwriters.

          L. To the extent, if any, that the ratings provided with respect to the Notes by the rating agency or agencies that initially rate the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Sponsor or the Seller, the Seller shall use its best efforts to furnish or cause to be furnished such documents and take any such other actions.

          Section 7.  Conditions of the Obligations of the Underwriters.  The
                      -------------------------------------------------
obligations of the Underwriters to purchase the Notes pursuant to this Agreement are subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Companies herein contained,
(ii) the accuracy of the statements of officers of the Companies made pursuant hereto, (iii) the performance by the Companies of all of their respective obligations hereunder, and the performance by the Companies of all of their respective obligations under the Sponsor Agreements and the Seller Agreements and (iv) the following conditions as of the Closing Date:

          A. No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

          B. The Underwriters shall have received the Sale and Servicing Agreement, the Purchase Agreement, the Indenture, the Trust Agreement, the Indemnification Agreement and the Notes in form and substance satisfactory to the Underwriters and duly executed by the signatories required pursuant to the respective terms thereof.

          C. The Underwriters shall have received from Dewey Ballantine, counsel for the Sponsor and the Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

          (i) The issuance and sale of the Notes have been duly authorized and, when executed, authenticated, countersigned and delivered by the Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Trust Agreement and the Indenture, respectively.

          (ii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary under the federal law of the United States or the laws of the State of New York in connection with the execution, delivery and performance by the Sponsor of the Sponsor Agreements and by the Seller of the Seller Agreements, except such as may be required under the Act or the Rules and Regulations and blue sky or other state securities laws, filings with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement and such other approvals or consents as have been obtained.

          (iii) Each Sponsor Agreement and each Seller Agreement constitutes the legal, valid and binding obligation of the Sponsor or the Seller, as appropriate, enforceable against each of the Sponsor or the Seller, as appropriate, in accordance with their respective terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (C) the enforceability as to rights to indemnification may be subject to limitations of public policy under applicable laws.

          (iv) None of the Sponsor, the Seller nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          (v) The direction by the Seller to the Owner Trustee to execute, issue, countersign and deliver the Certificate has been duly authorized and, when the

     Certificate is executed and authenticated by the Trustee in accordance with the Trust Agreement and delivered and paid for, they will be validly issued and outstanding and entitled to the benefits provided by the Trust Agreement.

          (vi) The Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust Estate and has duly authorized such sale and assignment to the Trustee by all necessary corporate action.

          (vii) The Securities, the Sale and Servicing Agreement, the Purchase Agreement and this Agreement each conform in all material respects with the respective descriptions thereof contained in the Registration Statement and the Prospectus.

          (viii) The statements in the Base Prospectus under the captions "Summary of Terms - Tax Considerations", "Summary of Terms - ERISA Considerations", "ERISA Considerations" and "Certain Tax Considerations" and the statements in the Prospectus Supplement under the captions "Summary of Terms - Tax Status", "Summary of Terms - ERISA Considerations", "Certain Federal Income Tax Consequences" and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and represent a fair and accurate summary of the matters addressed therein, under existing law and the assumptions stated therein.

          (ix) The statements in the Base Prospectus under the caption "Certain Legal Aspects of the Receivables" to the extent they constitute matters of law or legal conclusions, are correct in all material respects.

          (x) The Registration Statement is effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of such counsel's knowledge no proceeding for that purpose has been instituted or threatened by the Commission under the Act.

          (xi) The conditions to the use by the Sponsor of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules and Regulations thereunder which have not been so filed.

          (xii) The Registration Statement at the time it became effective, and any amendments thereto at the time such amendment becomes effective (other than the information set forth in the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations thereunder.

          (xiii) The execution, delivery and performance of each Sponsor Agreement by the Sponsor will not conflict with or violate any federal statute, rule, regulation or order of any federal governmental agency or body, or any federal court having jurisdiction over the Sponsor or its properties or assets.

          (xiv) The execution, delivery and performance of each Seller Agreement by the Seller will not conflict with or violate any federal statute, rule, regulation or order of any federal governmental agency or body, or any federal court having jurisdiction over the Seller or its properties or assets.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of each of the Seller, the Sponsor, the Servicer, the Note Insurer, the Trustee and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe the Registration Statement, at the time it became effective and as of the date of such counsel's opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date of such counsel's opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

          D. The Sponsor shall have delivered to the Underwriters a certificate, dated the Closing Date, of an authorized officer of the Sponsor to the effect that the signer of such certificate has carefully examined this Agreement and the Prospectus and that: (i) the representations and warranties of the Sponsor in each Sponsor Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Sponsor has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer's knowledge, threatened, (iv) there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Sponsor, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus and (v) nothing has come to such officer's attention that would lead such officer to believe that the Sponsor Offering Materials contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The Sponsor shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

          E. The Underwriters shall have received from the Seller a certificate dated the Closing Date, of an authorized officer of the Seller to the effect that the signer of such certificate has carefully examined this Agreement and the Prospectus and that: (i) the representations and warranties of the Seller in each Seller Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Seller has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied in all material respects at or prior to the Closing Date, (iii) there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Seller whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus, and (iv) nothing has come to such officers' attention that would lead such officer to believe that the Seller Offering Materials contain any untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The Seller shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

          F. The Underwriters shall have received from Chris Choate, Esq., in-house counsel of the Sponsor and the Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

          (i) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada. Each of the Sponsor and the Seller has full corporate power to own its property or assets and to conduct its business as presently conducted by it and as described in the Prospectus, and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property or assets requires such qualification or where the failure to be so qualified would have a material adverse effect on its condition (financial or otherwise).

          (ii) Each Sponsor Agreement and each Seller Agreement has been duly authorized, executed and delivered by authorized officers or signers of the Sponsor or the Seller, as appropriate.

          (iii) The direction by the Seller to the Trustee to execute, issue, countersign and deliver the Notes has been duly authorized by the Seller.

          (iv) The execution, delivery and performance of each Sponsor Agreement by the Sponsor will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Sponsor pursuant to the terms of the certificate of incorporation or the by-laws of the Sponsor or any statute, rule, regulation or order of any governmental agency or body of the State of Delaware, or any Delaware state court having jurisdiction over the Sponsor or its property or assets or any material agreement or instrument known to such counsel to which the Sponsor is a party or by which the Sponsor or any of its property or assets is bound.

          (v) The execution, delivery and performance of each Seller Agreement by the Seller will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Seller pursuant to the terms of the certificate of incorporation or the by-laws of the Seller or any statute, rule, regulation or order of any governmental agency or body of the State of Nevada, or any Nevada state court having jurisdiction over the Seller or its property or assets or any material agreement or instrument known to such counsel, to which the Seller is a party or by which the Seller or any of its property or assets is bound.

          (vi) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Delaware is necessary in connection with the execution, delivery and performance by the Sponsor of any Sponsor Agreement except such as may be required under the Act or the Rules and Regulations and blue sky or other state securities laws filings with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement and such other approvals or consents as have been obtained.

          (vii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Nevada is necessary in connection with the execution, delivery and performance by the Seller of any Seller Agreement, except such as may be required under the Act or the Rules and Regulations and blue sky or other state securities laws, filings with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement and such other approvals or consents as have been obtained.

          (viii) There are no legal or governmental proceedings pending to which the Sponsor or the Seller is a party or of which any property or assets of the Sponsor or the Seller is the subject, and no such proceedings are to the best of such counsel's knowledge threatened or contemplated by governmental authorities against the Sponsor, the Seller or the Trust, that, (A) are required to be disclosed in the Registration Statement or (B)
     (i) assert the invalidity against the Sponsor of all or any part of any Sponsor Agreement or against the Seller of all or any part of any Seller Agreement, (ii) seek to prevent the issuance of the

     Securities, (iii) could materially adversely affect the Sponsor's or the Seller's obligations under any Sponsor Agreement or any Seller Agreement, as appropriate, or (iv) seek to affect adversely the Federal or state income tax attributes of the Securities.

          G.  The Underwriters shall have received from special counsel to the
Note Insurer, reasonably acceptable to the Underwriters, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) The Note Insurer is a stock insurance company licensed and authorized to transact insurance business and to issue, deliver and perform its obligations under its surety bonds under the laws of the State of New York. The Note Insurer (a) is a stock insurance company validly existing and in good standing under the laws of the State of New York, (b) has the corporate power and authority to own its assets and to carry on the business in which it is currently engaged, and (c) is duly qualified and in good standing as a foreign corporation under the laws of each jurisdiction where failure so to qualify or to be in good standing would have a material and adverse effect on its business or operations.

          (ii) No litigation or administrative proceedings of or before any court, tribunal or governmental body are currently pending or, to the best of such counsel's knowledge, threatened against the Note Insurer, which, if adversely determined, would have a material and adverse effect on the ability of the Note Insurer to perform its obligations under the Note Insurance Policy.

          (iii) The Note Insurance Policy and the Indemnification Agreement constitute the irrevocable, valid, legal and binding obligations of the
     Note Insurer in accordance with their respective terms to the extent provided therein, enforceable against the Note Insurer in accordance with their respective terms, except as the enforceability thereof and the availability of particular remedies to enforce the respective terms thereof against the Note Insurer may be limited by applicable laws affecting the rights of creditors of the Note Insurer and by the application of general principles of equity.

          (iv) The Note Insurer, as an insurance company, is not eligible for relief under the United States Bankruptcy Code. Any proceedings for the liquidation, conservation or rehabilitation of the Note Insurer would be governed by the provisions of the Insurance Law of the State of New York.

          (v) The statements set forth in the Prospectus Supplement under the captions "The Insurer" and "The Policy" are true and correct, except that no opinion is expressed as to financial statements or other financial information included in the Prospectus relating to the Note Insurer and, insofar as such statements constitute a summary of the Note Insurance Policy, accurately and fairly summarize the terms of the Note Insurance Policy.

          (vi) The Note Insurance Policy constitutes an insurance policy within the meaning of Section 3(a)(8) of the Act.

          (vii)  Neither the execution or delivery by the Note Insurer of the
     Note Insurance Policy or the Indemnification Agreement, nor the performance by the Note Insurer of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the amended by-laws of the
     Note Insurer nor, to the best of such counsel's knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which the Note Insurer is a party or by which any of its property is bound nor, to the best of such counsel's knowledge, violate any judgment, order or decree applicable to the Note Insurer of any governmental regulatory body, administrative agency, court or arbitrator located in any jurisdiction in which the Note Insurer is licensed or authorized to do business.

          H. The Underwriters shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities and such other related matters as the Underwriters may require.

          I. The Underwriters shall have received from counsel to the Trustee and the Back-Up Servicer, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) Each of the Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the United States of America.

          (ii) The Trustee and the Back-Up Servicer has full corporate trust power and authority to enter into and perform its obligations under the Indenture, as the case may be, including, but not limited to, its obligation to serve in the capacity of Trustee and to execute, issue, countersign and deliver the Notes.

          (iii) The Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee, in accordance with its terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (iv) The Notes have been duly authorized, executed and authenticated by the Trustee on the date hereof on behalf of the Trust in accordance with the Indenture.

          (v) The execution, delivery and performance of the Indenture and the Notes by the Trustee will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Trustee pursuant to the terms of the articles of association or the by-laws of the Trustee or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Trustee or its property or assets or any agreement or instrument known to such counsel, to which the Trustee is a party or by which the Trustee or any of its respective property or assets is bound.

          (vi) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Trustee or the Back-Up Servicer of the Indenture and the Notes, as applicable.

          J. The Underwriters shall have received from counsel to the Owner Trustee a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) The Owner Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the United States of America.

          (ii) The Owner Trustee has full corporate trust power and authority to enter into and perform its obligations under the Trust Agreement, as the case may be, including, but not limited to, its obligation to serve in the capacity of Owner Trustee and to execute, issue, countersign and deliver the Certificate.

          (iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee, in accordance with its terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (iv) The Certificate has been duly authorized, executed and authenticated by the Owner Trustee on the date hereof on behalf of the Trust in accordance with the Trust Agreement.

          (v) The execution, delivery and performance of the Trust Agreement and the Certificate by the Owner Trustee will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Owner Trustee pursuant to the terms of the articles of association or the by-laws of the Owner Trustee or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Owner Trustee or its property or assets or any agreement or instrument known to such counsel, to which the Owner Trustee is a party or by which the Owner Trustee or any of its respective property or assets is bound.

          (vi) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Owner Trustee of the Trust Agreement and the Certificate, as applicable.

          K.  Bank One, N.A. ("Bank One") shall have furnished to the
                               --------
Underwriters a certificate of Bank One, signed by one or more duly authorized
                              --------
officers of Bank One, dated the Closing Date, as to the due authorization,
            --------
execution and delivery of the Indenture and the Sale and Servicing Agreement by Bank One and the acceptance by the Trustee of the trusts created thereby and the
--------
due execution and delivery of the Notes by the Trustee thereunder and such other matters as the Underwriters shall reasonably request.

          L.  Bankers Trust (Delaware) ("Bankers") shall have furnished to the
                                         -------
Underwriters a certificate of Bankers, signed by one or more duly authorized officers of Bankers, dated the Closing Date, as to the due authorization, execution and delivery of the Trust Agreement by Bankers and the acceptance by the Owner Trustee of the trusts created thereby and the due execution and delivery of the Certificate by the Owner Trustee thereunder and such other matters as the Underwriters shall reasonably request.

          M. The Indemnification Agreement shall have been executed and delivered, in which the Note Insurer shall represent, among other representations, that (i) the information under the captions, "The Policy" in the section entitled "Summary of Terms", "The Policy" and "The Insurer" in the Prospectus Supplement was approved by the Note Insurer and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) there has been no change in the financial condition of the Note Insurer since September 30, 1997, which would have a material adverse effect on the Note Insurer's ability to meet its obligations under the Note Insurance Policy.

          N. The Note Insurance Policy shall have been issued by the Note Insurer and shall have been duly countersigned by an authorized agent of the
Note Insurer, if so required under applicable state law or regulation.

          O. The Class A-1 Notes shall have been rated "A-1+" by Standard & Poor's Ratings Services ("S&P") and "P-1" by Moody's Investors Service, Inc. ("Moody's") and the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes shall have been rated AAA by S&P and Aaa by Moody's.

          P. The Underwriters shall have received copies of letters dated as of the Closing Date, from S&P and Moody's stating the current ratings of the Notes as set forth in Section O above.

          Q. The Underwriters shall have received from Dewey Ballantine, counsel to the Sponsor and the Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, as to true sale matters relating to the transaction, and the Underwriters shall be addressees of any opinions of counsel supplied to the rating organizations relating to the Notes.

          R. All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto, shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such other information, opinions, certificates and documents as they may reasonably request in writing.

          S. The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the rules and regulations under the Act and Section 2 hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be contemplated by the Commission or by any authority administering any state securities or blue sky law.

          T. On the Closing Date the Underwriters shall have received from Coopers & Lybrand L.L.P. a letter dated as of the Closing Date, in the form heretofore agreed to.

          If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, (i) this Agreement may be terminated by the Representative by notice to both of the Companies at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 8 and (ii) the provisions of Section 8, the indemnity set forth in Section 9, the contribution provisions set forth in Section 9 and the provisions of Sections 12 and 15 shall remain in effect.

          Section 8.  Payment of Expenses.  The Seller agrees to pay the
                      -------------------
following expenses incident to the performance of the Companies' obligations under this Agreement, (i) the filing of the Registration Statement and all amendments thereto, (ii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of this Agreement, (iii) the preparation, issuance and delivery of the Notes, (iv) the fees and disbursements of Dewey Ballantine, counsel for the Underwriters and special counsel to the Seller, (v) the fees and disbursements of Coopers & Lybrand, L.L.P., accountants of the Companies, (vi) the qualification of the Notes under securities and Blue Sky laws and the determination of the eligibility of the Notes for investment in accordance with the provisions hereof, including filing fees and the fees and disbursements of Dewey Ballantine, counsel to the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky survey, (vii) the printing and delivery to the Underwriters in such quantities as the Underwriters may reasonably request, of copies of the Registration Statement and Prospectus and all amendments and supplements thereto, and of any Blue Sky survey, (viii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the other transaction documents, (ix) the fees charged by nationally recognized statistical rating agencies for rating the Notes, (x) the fees and expenses of the Trustee and its counsel, the fees and expenses of the Owner Trustee and its counsel and (xi) the fees and expenses of the Note Insurer and its counsel.

          If this Agreement is terminated by the Representative in accordance with the provisions of Section 7, the Companies shall reimburse the Representative for all reasonable third-party out-of-pocket expenses, including the reasonable fees and disbursements of Dewey Ballantine, the Representative's counsel.

          Section 9.  Indemnification.    (x)  The Sponsor agrees to indemnify
                      ---------------
and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of the Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Underwriters or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Sponsor Offering Materials (other than the Registration Statement) or (iv) the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriters and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnity with
                       --------  -------
respect to any untrue statement contained in or omission from the Prospectus shall not inure to the benefit of the Underwriters if the Sponsor shall sustain the burden of proving that the person asserting against the Underwriters the loss, liability, claim, damage or expense purchased any of the Notes which are the subject thereof and was not sent or given a copy of the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented) (the term Prospectus as used in this clause shall not include documents incorporated by reference thereto), if required by law, at or prior to the written confirmation of the sale of such Notes (unless such Prospectus is amended or supplemented after the Prospectus has been delivered pursuant to Rule 424(b)) to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented).

          (y) The Seller agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of the

Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Underwriters or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Seller Offering Materials or (ii) the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriters and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing
                                         --------  -------
indemnity with respect to any untrue statement contained in or omission from a prospectus shall not inure to the benefit of the Underwriters if the Seller shall sustain the burden of proving that the person asserting against the Underwriters the loss, liability, claim, damage or expense purchased any of the Notes which are the subject thereof and was not sent or given a copy of the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented) (the term Prospectus as used in this clause shall not include documents incorporated by reference thereto), if required by law, at or prior to the written confirmation of the sale of such Notes to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented).

          The foregoing indemnity agreement is in addition to any liability which the Sponsor or the Seller may otherwise have to the Underwriters or any controlling person of any of the Underwriters.

          B. Each of the Underwriters agrees to severally and not jointly indemnify and hold harmless the Sponsor and the Seller, the directors and the officers of the Sponsor who signed the Registration Statement, and each person, if any, who controls the Sponsor or the Seller within the meaning of the Securities Act or the Exchange Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Sponsor, the Seller or any such director, officer or controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact relating to such Underwriter contained in the Underwriter Information or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Sponsor or the Seller, as the case may be, promptly on demand, and any such director, officer or controlling person for any documented legal or other documented expenses reasonably incurred by the Sponsor or the Seller, or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

          The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Sponsor or the Seller or any such director, officer or controlling person.

          C. Promptly after receipt by any indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, promptly notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and provided, further, that the
                                                --------  -------
failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, unless such indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any fees and expenses of counsel subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 9 consist of the Underwriters or any of their controlling persons, or by the Companies, if the indemnified parties under this Section 9 consist of either of the Companies or any of the Companies' directors, officers or controlling persons, but in either case reasonably satisfactory to the indemnified party.

          Each indemnified party, as a condition of the indemnity agreements contained in Sections 9A and B, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          Notwithstanding the foregoing, if (x) the indemnified party has made a proper request to the indemnifying party for the payment of the indemnified party's legal fees and expenses, as permitted hereby, and (y) such request for payment has not been honored within thirty days, then, for so long as such request thereafter remains unhonored, the indemnifying party shall be liable for any settlement entered into by the indemnified party whether or not the indemnifying party consents thereto.

          D. Each Underwriter agrees to deliver to the Companies no later than the date prior to the date on which the Form 8-K is required to be filed pursuant to Section 2(ii) hereof with a copy of its Derived Information (defined
                                                    -------------------
below) for filing with the Commission on Form 8-K.

          E.  Each Underwriter agrees, assuming all Company-Provided Information
                                                    ----------------------------
(defined below) is accurate and complete in all material respects, to severally and not jointly indemnify and hold harmless the Sponsor and the Seller, each of the Sponsor's and the Seller's officers and directors and each person who controls the Sponsor or the Seller within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Notes purchased by such

Underwriter. The obligations of each of the Underwriters under this Section 9E shall be in addition to any liability which such Underwriter may otherwise have.

          The procedures set forth in Section 9C shall be equally applicable to this Section 9E.

          F. For purposes of this Section 9, the term "Derived Information" means such portion, if any, of the information delivered to the Sponsor or the Seller pursuant to Section 9D for filing with the Commission on Form 8-K as:

          (i) is not contained in the Prospectus without taking into account information incorporated therein by reference;

          (ii) does not constitute Company-Provided Information; and

          (iii) is of the type of information defined as Collateral term sheets, Structural term sheets or Computational Materials (as such terms are interpreted in the No-Action Letters).

          "Company-Provided Information" means any computer tape furnished to the Underwriters by the Sponsor or the Seller concerning the Receivables comprising the Trust.

          The terms "Collateral term sheet" and "Structural term sheet" shall have the respective meanings assigned to them in the February 13, 1995 letter (the "PSA Letter") of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, were publicly available February 17, 1995). The term "Collateral term sheet" as used herein includes any subsequent Collateral term sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994 letter (the "Kidder letter" and together with the PSA Letter, the "No-Action Letters") of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, were publicly available May 20, 1994).


          G. If the indemnification provided for in this Section 9 shall for any reason be unavailable to hold harmless an indemnified party under Section 9A or B in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Sponsor or the Seller on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sponsor or the Seller on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

          The relative benefits of the Underwriters and the Sponsor or the Seller shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing on the cover page of the Prospectus.

          The relative fault of the Underwriters and the Sponsor or the Seller shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Sponsor or the Seller or by one of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

          The Sponsor, the Seller and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9G were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 9G shall be deemed to include, for purposes of this Section 9G, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          Each person, if any, who controls each Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as each of the Underwriters and each director of the Sponsor and/or the Seller, each officer of the Sponsor who signed the Registration Statement, and each person, if any, who controls the Sponsor and/or the Seller within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Sponsor.

          In no case shall any Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Notes purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          H.  The Underwriters severally confirm that the information set forth
(i) in the Prospectus Supplement relating to market making and (ii) under the caption "Underwriting" in the Prospectus Supplement, together with the Derived Information, is correct and constitutes the only information furnished in writing to the Sponsor or the Seller by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          Section 10.  Default by One or More of the Underwriters.  If one or
                       ------------------------------------------
more of the Underwriters participating in the public offering of the Notes shall fail at the

Closing Date to purchase the Notes which it is obligated to purchase hereunder (the "Defaulted Securities"), then the non-defaulting Underwriter shall have the right, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Underwriter have not completed such arrangements within such 24-hour period, then:

          (i) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Notes to be purchased pursuant to this Agreement, the non-defaulting Underwriter shall be obligated to purchase the full amount thereof, or

          (ii) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Notes to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the party of the non- defaulting Underwriter.

          No action taken pursuant to this Section shall relieve the defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

          In the event of a default by either Underwriter as set forth in this Section, each of the Underwriters and the Seller shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

          Section 11.  Termination.  This Agreement shall be subject to
                       -----------
termination in the absolute discretion of the Representative, by notice given to the Sponsor and the Seller prior to delivery of and payment for the Notes if prior to such time (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, the Sponsor or the Seller which, in the reasonable judgment of the Representative, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (ii) the Notes have been placed on credit watch by S&P or Moody's with negative implications; (iii) trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market System shall have been suspended or limited, or minimum prices shall have been established on such exchange or market system; (iv) a banking moratorium shall have been declared by either Federal or New York State authorities; or (v) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which makes it, in the reasonable judgment of the Representative, impractical or inadvisable to proceed with the completion of the sale and payment for the Notes. Upon such notice being given, the parties to this Agreement shall (except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

          Section 12.  Representations, Warranties and Agreements to Survive
                       -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in this
--------
Agreement or contained in certificates of officers of the Companies submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Representative or controlling person of the Representative, or by or on behalf of the Companies or any officers, directors or controlling persons and shall survive delivery of any Notes to the Representative or any controlling person.

          Section 13.  Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to:


The Underwriters:   Credit Suisse First Boston Corporation
                    Eleven Madison Avenue
                    New York, New York  10010
                    Attention:
                    Fax:  (212) 325-8259

The Sponsor:        AmeriCredit Financial Services, Inc.
                    200 Bailey Avenue
                    Fort Worth, TX  76107
                    Attention:  Chief Financial Officer
                    Fax:  (817) 336-9519

The Seller:         AFS Funding Corp.
                    1325 Airmotive Way
                    Reno, Nevada  89502
                    Attention:  Chief Financial Officer
                    Fax:  (702) 322-8808

          Section 14.  Parties.  This Agreement shall inure to the benefit of
                       -------
and be binding upon the Representative and the Companies, and their respective successors or assigns. Nothing expressed or mentioned in this Agreement is intended nor shall it be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and except as provided above for the benefit of no other person, firm or corporation. No purchaser of Notes from the Representative shall be deemed to be a successor by reason merely of such purchase.

          SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF

NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          Section 16.  Counterparts.  This Agreement may be executed in
                       ------------
counterparts, each of which shall be deemed to be an original, but together they shall constitute but one instrument.

          Section 17.  Headings.  The headings herein are inserted for
                       --------
convenience of reference only and are not intended to be part of or affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with the Representative's understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Representative, the Sponsor and the Seller in accordance with its terms.

                         Very truly yours,

                         AMERICREDIT FINANCIAL SERVICES, INC.



                         By:/s/ Preston A. Miller
                            -------------------------------------
                            Name:  Preston A. Miller
                            Title:  Senior Vice President and
                                    Treasurer


                         AFS FUNDING CORP.



                         By:/s/ Preston A. Miller
                            -------------------------------------
                            Name:  Preston A. Miller
                            Title:  Senior Vice President and
                                    Treasurer



CONFIRMED AND ACCEPTED, as of
the date first above written:

CREDIT SUISSE FIRST BOSTON CORPORATION
Acting on its own behalf and as Representative of the Underwriters referred to in the foregoing Agreement



By:/s/ Erik A. Falk
   ---------------------------------
   Name: Erik A. Falk
   Title:  Authorized Signatory



                            [Underwriting Agreement]

                                   Schedule 1

                                  Underwriting

                                            Purchase Price (excluding accrued interest)
                  ----------------------------------------------------------------------------------------------------
                        CLASS A-1            CLASS A-2          CLASS A-3            CLASS A-4             CLASS A-5
                  ---------------------   ---------------    ---------------      ---------------        -------------
Credit Suisse               99.81%              99.77%             99.75%           99.683063%            99.615788%
First Boston
Corporation
BancAmerica                 99.81%              99.77%             99.75%           99.683063%            99.615788%
Robertson
Stephens
Chase                       99.81%              99.77%             99.75%           99.683063%            99.615788%
Securities
Inc.

                                                        Notional Principal Amount
                  ----------------------------------------------------------------------------------------------------
                        CLASS A-1            CLASS A-2          CLASS A-3            CLASS A-4             CLASS A-5
                  ---------------------   ---------------    ---------------      ---------------        -------------
Credit                $ 38,668,000        $ 58,000,000        $25,668,000         $ 36,000,000           $16,668,000
Suisse
First
Boston
Corporation

BancAmerica             38,666,000          58,000,000         25,666,000           36,000,000            16,666,000
Robertson
Stephens

Chase                   38,666,000          58,000,000         25,666,000           36,000,000            16,666,000
Securities Inc.   ---------------------   ---------------    ---------------      ---------------        -------------

                  ---------------------   ---------------    ---------------      ---------------        -------------
  TOTAL               $116,000,000        $174,000,000        $77,000,000         $108,000,000           $50,000,000


                                                 Proceeds (excluding accrued interest)
                  ----------------------------------------------------------------------------------------------------
                        CLASS A-1            CLASS A-2          CLASS A-3            CLASS A-4             CLASS A-5
                  ---------------------   ---------------    ---------------      ---------------       --------------
Credit            $ 38,594,530.80         $ 57,866,600.00     $25,603,830.00      $ 35,885,902.68       $16,603,959.54
Suisse
First
Boston
Corporation

BancAmerica         38,592,534.60           57,866,600.00      25,601,835.00        35,885,902.68        16,601,967.23
Robertson
Stephens

Chase               38,592,534.60           57,866,600.00      25,601,835.00        35,885,902.68        16,601,967.23
Securities        ---------------------   ---------------     --------------      ---------------       --------------
Inc.
                  ---------------------   ---------------     --------------      ---------------       --------------
  TOTAL           $115,779,600.00         $173,599,800.00     $76,807,500.00      $107,657,708.04       $49,807,894.00